YRC Worldwide Inc. Analyst Day | September 21, 2016 Exhibit 99.1

Forward-looking Statements and Disclaimers The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information. This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission. This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation. Product names, logos, brands, and other trademarks featured or referred to are the property of their respective trademark holders. These trademark holders are not affiliated with YRC Worldwide Inc. They do not sponsor or endorse our materials.

Agenda Welcome and Introduction Tony Carreño, Vice President – Investor Relations, YRC Worldwide Inc. CEO Discussion James Welch – Chief Executive Officer, YRC Worldwide Inc. Technology Overview Jason Ringgenberg – Senior Vice President, Chief Information Officer, YRC Freight Freight Pricing & Yield Management Brian Thompson – Vice President – Pricing and Yield Management, YRC Freight YRC Freight Darren Hawkins – President, YRC Freight Holland Scott Ware – President, Holland Reddaway TJ O’Connor – President, Reddaway New Penn Don Foust – President, New Penn Financial Review Jamie Pierson – Executive Vice President and Chief Financial Officer, YRC Worldwide Inc. Embracing Change Justin Hall – Chief Customer Officer, YRC Worldwide Inc. Closing Remarks and Q&A James Welch – Chief Executive Officer, YRC Worldwide Inc.

James Welch Chief Executive Officer YRC Worldwide Inc. Returned to the company as CEO in 2011 34-year veteran of the company and more than 36 years in the transportation and logistics industry President and CEO of Yellow Transportation from 2000 – 2007 President and CEO of Dynamex Inc. prior to returning to YRCW Member of the Board of Directors of SkyWest, Inc. and Erickson Air Crane

YRCW provides services under a portfolio of four operating companies Among these four companies, we have approximately 20 - 25% of the public carrier market by tonnage. We provide the broadest coverage and more service capability throughout North America than any competitor. To put it simply, customers tell us where they want their freight to go and when it needs to be there, and we take it there; we carry the economy

North American Coverage In 2003, Yellow Transportation acquired Roadway Express. The two companies were integrated in 2009 and rebranded as YRC Freight in 2012. When customers need longer-haul LTL shipping solutions, YRC Freight is the expert For next-day and time-sensitive services, YRC regional has three distinct carriers: Holland, Reddaway and New Penn. All three brands are well-established and have long histories in their respective regions

Competitive Strengths ~32,000 highly experienced employees throughout North America Average tenure of union employees approximately 15 years Union employee turnover less than 10% Long-term relationships with more than 250,000 customers Experienced senior management with 150 combined years of operating experience leading the transformation PEOPLE

Competitive Strengths Typical LTL driving distance contributes to stable workforce and low turnover YRCW drivers covered over 940 million miles in 2015 The equivalent of more than 168,000 round trips between New York and Los Angeles Active million mile drivers – accident-free through specific career anniversaries 2,134 drivers > 1 million miles 683 drivers > 2 million miles 108 drivers > 3 million miles 19 drivers > 4 million miles 1 driver > 5 million miles 1 driver > 6 million miles PEOPLE

Competitive Strengths NETWORKS Networks include 383 terminals

Competitive Strengths

PHYSICAL ASSETS

- YRC Freight operates a large hub and spoke network
- Regional carriers operate direct loading and quick sort networks
- YRCW Totals
  - 383 terminals
  - ~21,000 doors
  - ~15,000 tractors
  - ~45,000 trailers
- Reinvesting in the business by replenishing the fleet through a combined approach of purchasing and leasing
- Acquired over 1,600 new tractors and over 3,100 new trailers since the beginning of 2015


Reddaway
48658

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Competitive Strengths Implementing tools for continuous improvement in safety, efficiency, and productivity In-Cab Safety Technology – installation completed in 2016 and in service Dimensioners – in service Dock Supervisor Tablets – in service Pickup and Delivery Route Optimization Software – implementation expected by end of 2017 Pick Up & Delivery Handheld Units – in service GENERATION-SKIPPING TECHNOLOGY Optym Linehaul Route Optimization Software – implementation in 2016

Competitive Strengths The result is award-winning customer service with a flexible supply chain that provides the broadest coverage throughout North America GENERATION-SKIPPING TECHNOLOGY PHYSICAL ASSETS NETWORKS PEOPLE

Jason Ringgenberg Senior Vice President and Chief Information Officer YRC Freight Joined the company as SVP and CIO in 2014 Responsible for managing YRCW’s information technology systems, resources, business model and infrastructure More than 20 years of experience with Accenture, including the positions of Managing Director in its North American Freight and Logistics Practice and Global Freight and Logistics Industry Lead

Technology Overview Limited investment during restructuring provides opportunity GENERATION-SKIPPING TECHNOLOGY Without significant technology investments on the balance sheet, YRCW had an opportunity to set a new course for technology in 2014 after the refinancing was complete To take advantage of this opportunity we: brought in new IT leaders at 3 of the 4 operating companies restructured YRCF IT and Infrastructure Services, which supports all of YRCW changed our technology investment focus cleared the technology request backlog to reprioritize on what’s most important We deliberately focused on solutions that provide insight to make better decisions while concurrently simplifying, standardizing and lowering costs for our infrastructure Early results from dimensioning and pricing solutions have been favorable; we have more new technology solutions coming online in the coming months Today we will share an overview on how technology is contributing to YRCW results across all operating companies

Changing the Technology Investment Focus Directing technology funds to what matters most Visibility begin providing accurate, real time status and location information for the 4Ps (people, power, pups and pros) Profitability create technical solutions that enable the company to generate and maintain acceptable levels of operating income Productivity Scalability modify and develop systems that allow more to be done with less, building on the advantages obtained in the MOU extension support the sale and delivery of profitable freight, help obtain the right share of the market Enterprise Risk Management reduce the risk – potential, real or imposed – to the organization; comply with government regulations

Starting with Visibility To operate better we must have better insight to decision making data GENERATION-SKIPPING TECHNOLOGY Kronos: time and attendance system used by YRCW, deployed in 2014 Tracks hourly employee time for payroll Provides real time information feeds to operational systems Allows linehaul drivers to complete turn runs at “dark terminals” Utilized by YRCW to better align costs with volumes in real time SYSNET: YRC Freight’s recently updated linehaul optimization technology with relevant decision making information, deployed in 2015 Imbalances between schedules and drivers by location Forecasted freight bills and total bills in the system Available equipment by location Used by Central Dispatch Operations to manage the overall linehaul network

Enabling Profitability Improvements Profitability is a constant tech investment focus in good times and bad GENERATION-SKIPPING TECHNOLOGY HaulPlan from Optym: load plan creation and network optimization, coming in 2016 Creates optimal loading pattern for every origin / destination pair Allows Holland and YRC Freight to take advantage of increased rail and purchased transportation Deployed to create better base plans for operational movements Dimensioners: initial technology CapEx investment as part of YRCW turnaround, deployed beginning in early 2014 Allows Holland, YRC Freight, and Reddaway ability to dimension freight and assign appropriate charges Creates database of shipment data and dimensions for future pricing efforts Provides cube data to create operational efficiencies YRCW a leader in the industry in the use of dimensioners Leveraged to improve yield on current and future shipments

Enabling Productivity Improvements Core productivities must improve, year-over-year, to maintain competitiveness GENERATION-SKIPPING TECHNOLOGY Dock Tablets: mobile solution to better manage largest facilities at Holland and YRC Freight, deployed in 2015 Provides real time productivity insight through integration to Kronos Allows pictures to be used to improve load quality and load average Highlights work which needs to be completed to keep networks in cycle and maintain service Leveraged by supervisors to manage work on the move and with data needed to make real time decisions Pickup and Delivery: new route optimization, dispatching and driver management solutions. New handhelds deployed in 2016, optimization coming in 2017 Allows ability to optimize trailer loading and route sequencing at YRC Freight Provides enhanced driver interface to improve workflow and better align technology and operations at Holland In addition to allowing YRCW better control of second largest cost area, these technologies allow for better assessorial capture and thus improved profitability

Pushing for the Right Share of the Market Operating profitability and maintaining/growing volume must not be one or the other GENERATION-SKIPPING TECHNOLOGY Dimensional Freight Quote: credit card based shipping solution at YRC Freight, deployed in 2014 Enables shipper to receive quote without knowing freight class Creates channel for customers without existing pricing to utilize our services Increases cash flow based on immediate credit card payment Utilized by customers and non-customers as simple transaction engine with YRC Freight PROS: Yield management technology which aligns to market conditions, deployed in 2015 Provides ability to better understand pricing needed to win shipments Allows opportunity to capitalize on supply and demand imbalances Helps move away from cost plus to market relevant pricing Used by Pricing to make better pricing and RFP response decisions

Controlling Risk & Maintaining Compliance Enhancing safety and reducing risk GENERATION-SKIPPING TECHNOLOGY In-Cab Safety: tools and assets to enhance safe driving, deployed in 2016 Provides alerts when unsafe situations arise Captures outward facing videos at YRCF for training and driver exoneration Improves driver awareness and alertness Used across YRCW to avoid accidents and injuries Electronic Logging Devices: technology to comply with government regulations, coming in 2017 Provides integration with new handhelds to combine operations improvement and compliance; Holland leading the way for YRCW Streamlines compliance solutions and minimizes manual processes Ensures compliance with forthcoming government regulations

Brian Thompson Vice President Pricing & Yield Management YRC Freight 16 years with the company Named VP of Pricing in 2011 Team is responsible for YRC Freight pricing and contract review Serves on the Marketing Advisory Board at the University of Missouri – Kansas City

YRC Freight Pricing & Yield Management Pricing Discipline + Investment YRC Freight revenue per hundredweight excluding fuel surcharge up 9.5% in past two years +6.4% +2.9%

YRC Freight Pricing & Yield Management GENERATION-SKIPPING TECHNOLOGY Dimensioning Technology Shipment size and linehaul cost relationship Incomplete or inaccurate freight descriptions Regularly scheduled density studies Density-based pricing New account locations Dimensioning Statistics 52 measuring devices currently installed at YRC Freight 225,000 shipments measured per month

YRC Freight Pricing & Yield Management GENERATION-SKIPPING TECHNOLOGY Partnered with PROS to transform to a market-based pricing approach What is PROS? Data science company specializing in maximizing the value of every sale Experienced in transportation, cargo, freight and logistics industries 30 years of experience Leverage data science to make pricing decisions Customer segmentation Willingness to pay Pricing guidance

PROS Discount Guidance Visibility to the rates similar shippers are willing to pay Customer-specific price guidance by geographic lane and service offering Overlay business rules (Growth vs Yield) Guidance recalculated frequently to stay relevant with market dynamics

YRC Freight Pricing & Yield Management Benefits with PROS Gain more revenue from existing customers Identify and correct rates on “out of range” customers Increase share of wallet Reduce customer attrition Win new customers Increase speed to price Increase win ratio by pricing to the market Improve margins on new business PROS technology went live in 2015 GENERATION-SKIPPING TECHNOLOGY

Dimensional Freight Quote Web quoting application launched in late 2014 Designed for shipper’s ease of engagement No account setup required Quote based on shipment density, not National Motor Freight Classification All inclusive net rate; pay with credit card

Dimensional Freight Quote Dynamic pricing Real-time control of prices Enables true yield management Great success with small shippers, 3PLs, and freight forwarders

Darren Hawkins President YRC Freight Returned to the company in 2013 20 years with the company and more than 24 years in the national LTL industry in both operations and sales roles Former Senior VP of Sales at YRC Freight Former Director of Operations and Director of Sales at Con-Way Freight Serves on the Marketing and Supply Chain Advisory Board for the University of Memphis

Year Founded 1924 Headquarters Overland Park, KS Employees ~20,000 Terminals 258 service facilities YRC Freight Overview

The more ways to get it where you need it when you need it freight company You have freight that needs to get somewhere quickly and reliably. We’ve got the network to make that happen, plus a newly expanded service portfolio featuring Accelerated, our new faster standard

Our extensive North American network provides both regional and national LTL services Our new Accelerated service with weekend advantage keeps shipments moving over the weekend with more next day lanes than ever before. A side-by-side comparison (using Buffalo, NY as an example) shows just how far the Accelerated difference reaches

Consistency and Speed You Can Count On YRC Freight has put a lot of time and attention into improving our speed and on-time percentage. The results of our investments speak for themselves. Our new Accelerated service (our faster Standard) and our Time-Critical service are at the heart of this effort More Next Day Lanes Than Ever | Shipments Keep Moving Over The Weekend

In Cab Safety Technology Safety - Journey to One At YRC Freight, our uncompromised commitment to safety is foundational to everything we do. Our continued investment in technology, equipment and training is fundamental to protecting our employees, communities and customers

Scott Ware President Holland Named President in 2012 9 years with the company and more than 30 years of freight transportation experience Former Vice President of Operations and Linehaul at Holland Previously held various management roles with Con-Way Freight and Saia Inc. including operations and sales leadership

1929: Holland Motor Express formed 1984: Cooper family sold company to Australian-based transportation conglomerate TNT Limited; Holland Motor Express became TNT Holland Motor Express 1996: Having achieved its own identity as a leader in regional transportation and logistics, TNT Freightways changed its name to US Freightways and TNT Holland became USF Holland; Entered into Canadian market; Terminals opened in Toronto and Montreal 2005: Yellow Roadway Corporation (now YRCW) acquired USF Corporation (Holland) 2014: Holland headquarters moved for fourth time to a new location to accommodate growth 2015: Holland expanded capacity in the Grand Rapids, MI market by opening a new 110 door facility to accommodate growth Holland Timeline

Year Founded 1929 Headquarters Holland, MI Employees ~7,500 Terminals 53 service facilities Holland Overview

Holland, an industry-leader, is recognized for providing the most next-day service lanes in its geographical footprint Provides regional LTL transportation services throughout the Midwest and Southeastern United States Offers additional “regional” coverage to Ontario and Quebec and “inter-regional” service to the rest of the U.S. via New Penn and Reddaway Services include LTL, TL, Guaranteed, Expedited, Cross-Border, Freeze Protection, Consolidation & Distribution Based on more than 3,300 lanes served by Holland We believe that we have the highest number of next day lanes in our service territory and provide the fastest average transit standards Holland Services

Holland Value Proposition (speed, reliability and quality) Holland Brand Value (87 years in the marketplace) Nimble organization – speed of communication, execution and decision-making across all functional areas Successful growth in corporate business with direct leadership from the Regional Sales Management High level of service integrity provided with true performance without exceptions (On Standard) Sustained “near best-in-class” claims ratio Continuous training and employee development throughout the organization Centralized safety and HazMat training for all drivers during the onboarding process Required new employee integration and mentoring programs. These provide a learning/training experience for both drivers and management alike Holland Overview 3-Million Mile Driver Bill Napier

QUEST FOR QUALITY: Midwest/North Central LTL Regional Motor Carriers TOYOTA: 2015 LTL Logistics Partner of the Year WAL-MART: 2015 Regional Carrier of the Year WORLDWIDE EXPRESS: 2015 Midwest Regional Carrier of the Year UNISHIPPERS: 2015 Regional LTL Carrier Partner of the Year PARKER HANNIFIN: 2015 LTL Carrier of the Year VEHICLE SERVICE GROUP: 2015 LTL Carrier of the Year and 2015 Overall Carrier of the Year TRANSPLACE: 2015 LTL Carrier of the Year RAVAGO AMERICAS: 2015 LTL Partner of the Year H.E.R.O.E.S. CARE: Partner, Serving Military Members and Their Families Before, During and After Deployment ECHO GLOBAL: 2015 Platinum Award for Outstanding Regional Service NEWELL BRANDS: 2015 Regional LTL Carrier of the Year BNSF LOGISTICS: 2015 Regional LTL Carrier of the Year Holland Award-Winning Service

Pickup and Delivery Handheld Units

Holland

Honeywell Dolphin CT50 Mobile Computer and Transportation Workflow Mobile Platform

OTR Ops
Load planning & optimization
driver management

City Ops
Driver management
communication

Dock Ops
Shipment and load visibility

Safety
Driver behavior

Claims
Exception
management

Equipment
Defect management
availability



Honeywell
P&D Login
Holland
Driver ID 7347
Tractor ID
Odometer 0
Exit
Request Trip

The platform for all driver-facing applications

Regulatory Compliance
HOS/Elog, HazMat

Sales
Customer experience

Pricing
Costing intelligence

Customer Service
Statusing

Invoicing
Shipment info

Finance
IFTA

Direct Wi Fi

Provides connectivity through in-cab and external networks

Holland Headquarters

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T.J. O’Connor President Reddaway Named President in 2007 More than 34 years of industry experience Former President and CEO of USF Bestway Joined Roadway in 1982 and subsequently held various management positions

Year Founded 1919 Headquarters Tualatin, OR Employees ~3,000 Terminals 50 service facilities Reddaway Overview

Most experienced operating company among the YRCW family – celebrating 97 years of service in 2016 More Next-Day lanes across the Golden State 16 service centers strategically located in California Reddaway is the “Best in the West”

Recent Awards Toyota, 2015 LTL Provider of the Year (2nd year in a row) Unishippers Global Logistics, 2015 Regional LTL Carrier Partner of the Year Worldwide Express, 2015 Western Regional Carrier of the Year GlobalTranz, 2015 Carrier of the Year-Western Region (for the 5th time) Echo Global Logistics, Western Regional LTL Platinum Award (2nd year in a row) Nevada Truck Driver of the Year and Nevada Master Truck Driver awards for Reddaway Driver Scott Bunn 2016 Destination Green Environmental Excellence Award, Scott Bunn 22 time recipient of The Quest for Quality Award Reddaway Recognized for Award-Winning Service

Emphasis on Safety First collision-free 3 million miler, Scott Bunn Over 100 years of combined safety experience in our new team lead by Bill Amos (Mike Kolb, Steve Beckwith, Todd Boldin, Larry Parker) “Be Safe, Be Great!”

Automation of Accessorial Charges Forward-Looking Radar New CT50 / Honeywell P&D driver application allows for real time annotating of accessorial services

Weights and Research Forward-Looking Radar Lane-Departure Warning Ceiling Mounted Cubiscan Dimensioning Equipment Increased shipment characteristic data Improved pricing and yield decisions Upgraded Forklift Scale Fleet Avery FLI425 Upgrading Terminal Wireless Network Motorola AP-7522-67040

In-Cab Safety Technology – New Units Lane-Departure Warning Automatic Transmission Blind-Spot Warning Forward-Looking Radar

A proud legacy built on service, growth, cost management and safety

Don Foust President New Penn Named President in 2014 2 years with the company and more than 35 years of freight transportation experience Former Division Vice President of Roadrunner Transportation Diversified experience in short haul, long haul and asset light transportation models

Year Founded 1931 Headquarters Lebanon, PA Employees ~2,000 Terminals 22 service facilities New Penn Overview

New Penn Overview Service throughout the Northeast, Greater Toronto area, Quebec, and Puerto Rico Market leader in morning delivery service in the Northeast Partnership service capabilities throughout the lower 48 states and Alaska Celebrating our 85th anniversary....and our second year of reengineering the company In the past two years, Company has seen a new President, CFO, VP of Operations and VP of Sales Opportunities to improve and enhance performance have been identified

Imbalances / Focus Areas Lane Selling Target freight moving into the key states Stabilize monthly, quarterly volume patterns Volume Quotes Sales Channels / Revenue Opportunities Corporate/3PL – Growth Local Channel – Harvesting Profitable Segments Growth – Intense focus on shipments to partners and guaranteed Expand the southbound sell from Canada with our new partner, Dicom Competitive landscape to remain constant while the Northeast has become more distribution vs manufacturing Sales – 2016 & Beyond

People / Communication / Leadership Regional Vice President group realigned with Sales and Operations Upgraded talent Rightsizing field operations team both salaried and hourly employees P&L management education for all field operations Communications for all employees to drive key initiatives as well as driving our safety culture Network realigned to business needs Productivity / Process Efficiency KPI reports to match financial results. Dashboard will take this to the next level P&D workload primary focus Wave dispatching implemented to take advantage of early arriving freight and street drivers earlier while maintaining productivity standards Daily review on today’s plan for each facility for labor control as well as workload assessment Operations

Helps minimize impact of out of balanced lanes Reduces empty trips through load reductions Addressing our over-length charges for freight over 12’ to create higher yield Through July 2016, averaging a year-over-year improvement of 18% Operations – Load Average Initiative

Technology will be the pillar of the organization that will enable each functional area to achieve its goals Themes for remainder of 2016 and 2017 Implement IT Steering Committee to ensure alignment of IT priorities and strategy to those of the organization Shed non-core process enhancement and support in order to focus on core differentiating technologies Leverage synergies with other YRCW Operating Companies Address antiquated systems and processes (i.e., scanners) Improve the user’s computing experience Technology

Our Keys to Success

Safety
- MobilEye
- SmithSystem
- Proactive, increased communication

Employee Engagement / Morale
- Training for all associates in all departments
- Increased transparency for all associates
- Increased engagement by management

Sales
- Address lane imbalances
- Grow Corporate / 3PL; harvest local markets
- Diversify revenue opportunities

Operations
- Develop terminal manager team
- Leverage load average savings
- Pursue P&D productivity savings

Technology
- Implement automated solutions
- Institute reporting tools
- Deploy high ROI CapEx investments

Right Sizing
- Intelligent outsourcing where appropriate
- Department budgets for accountability
- Adjustments based on Cost Per Bill analysis

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Jamie Pierson Executive Vice President and Chief Financial Officer YRC Worldwide Inc. Named CFO in 2011 Acted as an advisor to the company from 2009 – 2011 as Managing Director with Alvarez & Marsal North America Responsible for the areas of corporate finance, treasury, cash management, accounting, tax, risk management, internal audit and information technology Formerly held positions with Greatwide Logistics Services, FTI Capital Advisors and Houlihan Lokey Howard & Zukin

Reinvesting in the Business After several years of curtailing investment in the business, capital spending has resumed Fleet replenishment through operating leases beginning in 2013 Increased leasing activity due to greater financing options resulting from the Company’s improved financial condition Acquired 70 dimensioners since 2014. Dimensioning technology is used to better cost, price and plan freight loading and flow For the LTM 2Q16, the CapEx Equivalent (CapEx plus the Capital Value of Leases) was 5.4% of revenue. This brings the Company more in line with historical industry standards Since the beginning of 2015, additions have included over 1,600 new tractors and over 3,100 new trailers

Reinvesting in the Business – Technology & Other CapEx In 2014 and 2015, the investments in technology CapEx nearly doubled the previous year’s investment Recent Technology & Other CapEx investments include Dimensioners(a) Mobileye and Lytx in-cab safety technology(a) Pickup and deliver handheld units Upgraded forklift technology PROS yield management technology Dock supervisor tablets KRONOS time and attendance system Dimensional freight quote based shipping solution Sysnet linehaul optimization technology As we move forward, we expect to continue reinvesting at a similar level including Optym linehaul load plan creation and network optimization Quintiq pick-up and delivery software Electronic logging devices (ELDs) (a) Included in Other CapEx

Term Loan ABL Term A Capital Leases ABL Term B CDA Note Series A Notes Series B Notes 6% Convertible Senior Notes Capital Leases New Term Loan CDA Note $1,361.3M $1,060.8M Pre-Refinancing (12/31/13) Today (6/30/16) 5% Convertible Notes 5% Convertible Notes Series B Notes Series A Notes Post-Refinancing (3/31/14) Capital Leases 12.0% (1) New Term Loan 8.0% CDA Note 7.3% (1) $1,221.0M Simplified Capital Structure Reduced debt obligations by $300.5 million since 2013 9 3 6 Number of Debt Facilities Maturities extended to 2019 and cash interest payments reduced by ~$40M per year (1) Average effective interest rate as of June 30, 2016

No Near-Term Maturities Significant extension of debt maturities provides runway to continue operational transformation February 2014 Refinancing February Term Loan March IBT (MOU) December CDA Focused on Operational Execution Runway Option to extend maturity from February 13, 2019 to June 28, 2021, subject to refinancing, replacement or extension beyond June 28, 2021 of the credit agreement governing the term loan facility June ABL(a) September 2016 2.5 years

Leverage Ratio Adjusted EBITDA CAGR 20.3% 2011 – 2015 Growing into capital structure Continue to de-risk the balance sheet Note: Funded debt balances based on par value Steady progress every year since 2011 Funded Debt to Adjusted EBITDA ratio down 5.2 turns YRCW Adjusted EBITDA Millions $150 $250 $320

Credit Facility Covenants YRCW’s credit ratings as of June 30, 2016: Standard & Poor’s corporate family rating is B- with a Stable outlook Moody’s corporate family rating is B3 with a Stable outlook 3.32x LTM as of 2Q16

Cash Flow Steadily improving cash flows while simultaneously increasing reinvestment back into the Company Millions Millions (a) Free cash flow = operating cash flow less acquisitions of property and equipment net of disposals

Opportunity for EBITDA Margin Growth & Further Deleveraging Assuming current market performance of an OR of 91 to 93, the long-term EBITDA margin segment goals are as follows: YRCF = 7.6% (equivalent to an OR of 95 – 96) Regional = 10.5% (equivalent to an OR of 93 – 94) Significant opportunity for both segments to achieve margin improvements 10.5% 7.6% Note: The peer groups LTM 2Q16 EBITDA and OR excludes XPO Logistics’ LTL Division and UPS Freight Note: For comparison purposes, EBITDA for all companies is defined as operating income plus depreciation and amortization. EBITDA used to calculate EBITDA margin for YRC Regional and YRC Freight above differs from the credit agreement definition of Adjusted EBITDA

Plan to Achieve Margin Segment Goals Include

All contribute to achieving goals → ← All contribute to achieving goals

1 Volume and Yield Growth
- Economic Growth
- Continued market price rationalization

2 Delivering Award Winning Service and Partnering with Our Customers
- New YRC Freight Accelerated service available in 2Q16

3 Enhancing Employee Engagement
- Union employees profit sharing bonus opportunity based on achieving OR metrics
- MOU in place through March 2019

4 Improving Productivity
- Rollout of dock supervisor tablets
- Utilizing Sysnet software to reduce linehaul miles

5 Focusing on Safety
- In-cab safety equipment installation in existing fleet substantially complete
- SMITH system training, peer safety trainers and the expansion of driving schools

6 Continue Investing in Technology and Revenue Equipment
- Optym linehaul route optimization software implementation in 2016
- The foundation for profitably growing the business

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Multi-Employer Pension Plans Contingent Liability Employees covered by collective bargaining agreements Required contributions anticipated to be an average of $1.75(a) per hour in 2016 2016 cash contributions to be approximately $90 million(a) Expense included in EBITDA Contributions are made to 32 multi-employer pension plans with various levels of underfunding Pension plans are managed by independent trustees If the Company were to withdraw from or there was a termination of all of the multi-employer pension plans, the Company’s portion of the contingent liability would be an estimated $10 billion However…………YRC Worldwide has and expects to continue making its required contractual contributions to the multi-employer pension plans thus SIGNIFICANTLY minimizing the potential of any material contingent liability becoming due Additionally, to our knowledge, there are no regulations that would change our average per hour contribution for the remaining term of the Memorandum of Understanding (MOU) as that is contractually agreed to by and between the Company and the individual funds nor are we aware of any regulations that would materially change the status or amount of our contingent liability. As long as we continue to pay what is contractually agreed to, there should be no issue (a) The estimated contribution amount is subject to potential increases under the 2014 MOU Extension Agreement if the Company’s health and welfare contributions made to maintain the current level of health and welfare benefits are less than the health and welfare contribution amounts already negotiated. (a)

Single-Employer Pension Plans Certain employees not covered by collective bargaining agreements Plans closed to new participants effective January 1, 2004 with benefit accrual for active employees frozen effective July 1, 2008 Future funding requirements primarily driven by benefits paid, actuarial gains and losses and company contributions Long-term strategy is to reduce the risk of the underfunded plans On average, the simple-employer pension expense from 2013 – 2015 was approximately $21 million, excluding the expense recognition of settlements from lump sum payouts in 2015 (a) Reflects a $10.9 million contribution due in January 2016 that was paid in December 2015 (a) (a)

Forward Looking Considerations 1 Plan to continue investing back into the business through combined purchasing and leasing to enhance shareholder value 2 No material long-term debt / facility maturities until 1Q19 3 International Brotherhood of Teamsters memorandum of understanding (MOU) in place through March 2019 Annual wage increases of $0.34 per hour in April from 2016 - 2018 Annual health and welfare benefit contributions increase in August from 2016 – 2018; estimated increase in 2016 is approximately 7% 4 Total federal net operating losses (NOLs) of $700.2 million as of December 31, 2015 that expire between 2028 - 2035 Due to IRS limitations, usable NOLs projected at $465.5 million Helps mitigate federal cash income tax payments

Justin Hall Chief Customer Officer YRC Worldwide Inc. Joined the company in 2016 Responsible for designing and deploying technology, logistics and innovative transportation solutions to enhance the customer experience and create growth opportunities Former President of Logistics Planning Services

Embracing Change – Commitment to Customer Experience Customer Retention & Growth Focused Onboarding Cross-functional Pods 3PL / Forwarder Collaboration Value-add Technology Premium Services E-Commerce Logistics Helping our customers adapt to market shifts Evaluating our strategy Customer Asset Management Vested Partnerships Adaptive Systems & Networks

James Welch Closing Comments

HOW WE WILL MOVE FREIGHT, OUR COMPANY AND YOUR INVESTMENT FORWARD Strong Industry Position Diversified Business Model Experienced Leadership Team Simplified & Stable Capital Structure Turnaround Still Has Legs Via Margin Expansion Reinvestment Back Into the Business National Footprint / Tremendous Asset Base YRCW provides the opportunity to invest in a portfolio of four proud and distinct LTL operating companies

Q&A Session

APPENDIX

2Q 2016 Financial and Operational Update 1 4 5 3 6 Continued reinvesting in the business in Added new Accelerated service at YRC Freight Allows customers’ non-guaranteed shipments to reach their destinations 1 – 2 days faster than standard transit times 2 Executing strategy of prioritizing freight mix, yield improvements and profitability over market share and tonnage YOY revenue per hundredweight, excluding fuel surcharge, has increased 9 consecutive quarters at YRC Freight and 21 consecutive quarters at the Regional segment Adjusted EBITDA of $91.4 million in 2Q16 compared to $109.4 million in 2Q15 Liquidity continued to improve Impacted by an $8.1 million increase in property damage and liability claims due to the unfavorable development of prior year outstanding claims $450 million ABL facility amended 50 bps reduction in the interest rate Maturity may be extended, subject to certain conditions, from February 2019 to June 2021 Reduces availability requirements allowing additional flexibility to utilize cash that was previously restricted $27.5 million in capital expenditures and new operating leases for revenue equipment that have a capital value equivalent of $38.4 million for a total of $65.9 million in 2Q16 $278.8 million in cash, cash equivalents and Managed Accessibility (as defined in the company’s recently filed periodic reports) as of June 30, 2016. An increase of $52.7 million compared to June 30, 2015

(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA EBITDA Reconciliation - Consolidated ($ in millions)

(a) As required under our Term Loan, other nonoperating, net, shown above does not include the impact of non-cash foreign currency gains or losses EBITDA Reconciliation - Segment ($ in millions)

Free Cash Flow Reconciliation - Consolidated ($ in millions)

INVESTOR RELATIONS NASDAQ: YRCW www.yrcw.com COMPANY CONTACT: Tony Carreño Vice President – Investor Relations (913) 696-6108 tony.carreno@yrcw.com